Angel Oak Financials Income Fund
(formerly known as Angel Oak Flexible Income Fund)
Class A Shares – ANFLX
Class T Shares – ANFTX (not currently available for purchase)
Class C Shares – AFLCX
Institutional Class Shares – ANFIX
SUMMARY PROSPECTUS

May 31, 2019
as supplemented September 5, 2019

Effective September 3, 2019, Cheryl Pate became a portfolio manager of the Financials Income Fund. Separately, effective September 3, 2019, Clayton Triick was removed as a portfolio manager for the Financials Income Fund.

Accordingly, the following changes are made to the Summary Prospectus, as applicable:

All references to Mr. Triick as a portfolio manager of the Financials Income Fund are removed from the Fund’s Summary Prospectus.

The following sentence is added to the Portfolio Management section of the Financials Income Fund’s Summary Prospectus:

Cheryl Pate, CFA®, Portfolio Manager of the Adviser, has been a Portfolio Manager of the Fund since 2019.